ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING Educator’s Direct

Supplement dated October 15, 2010 to the Contract Prospectus dated April 30, 2010, as amended

The following information updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

1.	The “Required Minimum Payments Amounts” section on page 23 of the prospectus is deleted and replaced with the following:

Required Minimum Payments Amounts. The initial income phase payment or the annual income phase payment total must meet the minimums stated in the contract. The Company reserves the right to increase these minimum amounts, if allowed by state law, based on increases in the Consumer Price Index – Urban (CPI-U)
since the date set forth in the contract. If your account value is too low to meet the minimum payment amounts, you will receive one lump-sum payment.

2.	The “Account Termination” section on page 33 of the prospectus is deleted and replaced with the following:

Account Termination

Under some contracts and where allowed by state law, we reserve the right to terminate an individual account if the account value is less than $5,000, this value is not due to negative investment performance, and no purchase payments have been received within the previous twelve months. Under other contracts and where allowed by state law, we reserve the right to terminate an individual account if contributions have not been made to the account for a period of two full years and the guaranteed monthly benefit under the Annuity options would be less than $20 per month. Which account termination provision will apply to you will be set forth in the contract. We will notify you or the contract holder 90 days prior to terminating the account.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.153730-10	October 2010